UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 27, 2009

Commission File Number: 0-07914

BASIC EARTH SCIENCE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	84-0592823
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

633 17th Street, Suite 1645 Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

(303) 296-3076
(Registrant telephone including area code)

Check the appropriate item below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Other Items

On November 27, 2009, Basic Earth Science Systems, Inc. (the "Company") issued a press release providing news and updates for the Crown #41-31 on its South Flat Lake Prospect in Sheridan County, Montana.  A copy of the press release is attached hereto as Exhibit 99.1.

On November 30, 2009, the Company issued a press release providing news of the Mondak Federal #4-14H well, a new Bakken well in McKenzie County, North Dakota.   The press release also provides updates on the King's Canyon #21-27H and the Lassen #41-26H wells in McKenzie County, North Dakota.  A copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01 - Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated November 27, 2009
99.2	Press Release dated November 30, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BASIC EARTH SCIENCE SYSTEMS, INC.

Date: December 1, 2009	By: /s/ Ray Singleton
Ray Singleton, President